As filed with the Securities and Exchange Commission on June 21, 2013 Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SEQUENOM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	77-0365889
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

3595 John Hopkins Court

San Diego, California 92121

(858) 202-9000

(Address Of Principal Executive Offices)

2006 Equity Incentive Plan

1999 Employee Stock Purchase Plan

(Full Title Of The Plan)

Harry F. Hixson, Jr.

Chairman of the Board and Chief Executive Officer

Sequenom, Inc.

3595 John Hopkins Court

San Diego, California 92121

(858) 202-9000

Copies to

L. Kay Chandler, Esq. Nathan J. Nouskajian, Esq. Cooley LLP 4401 Eastgate Mall San Diego, California 92121-9109 Telephone: (858) 550-6000	R. William Bowen, Esq. Senior Vice President and General Counsel Sequenom, Inc. 3595 John Hopkins Court San Diego, California 92121-1121 Telephone: (858) 202-9000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share, issuable under 2006 Equity Incentive Plan	4,000,000 shares	$4.20	$16,800,000	$2,291.52
Common Stock, par value $0.001 per share, issuable under 1999 Employee Stock Purchase Plan	2,300,000 shares	$4.20	$9,660,000	$1,317.63
Total:	6,300,000 shares	N/A	$26,460,000	$3,609.15

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, or the Securities Act, this Registration Statement shall also cover any additional shares of Registrant’s Common Stock, or the Common Stock, that become issuable under the plan by reason of any stock dividend, stock split, recapitalization or other similar transaction.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and Rule 457(h)(1) of the Securities Act. The price per share and aggregate offering price are based upon the average of the high and low sales prices of the Common Stock on June 20, 2013, as reported on The Nasdaq Global Market, which was $4.20 per share.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION

STATEMENT ON FORM S-8 NOS. 333-95797, 333-67332, 333-90778, 333-102769, 333-112322, 333-125456, 333-134906, 333-152230, 333-167831, 333-175513, 333-182911

The Registrant is hereby registering (i) 4,000,000 additional shares of its Common Stock for issuance under its 2006 Equity Incentive Plan and (ii) 2,300,000 additional shares of its Common Stock for issuance under its 1999 Employee Stock Purchase Plan. The Registrant previously registered shares of its Common Stock for issuance under its 2006 Equity Incentive Plan under Registration Statements on Form S-8 filed with the Securities and Exchange Commission, or the SEC, on June 9, 2006 (No. 333-134906), July 10, 2008 (No. 333-152230), June 28, 2010 (No. 333-167831), July 13, 2011 (No. 333-175513) and July 27, 2012 (No. 333-182911), and previously registered shares of its Common Stock for issuance under its 1999 Employee Stock Purchase Plan under Registration Statements on Form S-8 filed with the SEC on January 31, 2000 (No. 333-95797), August 10, 2001 (No. 333-67332), June 19, 2002 (No. 333-90778), January 28, 2003 (No. 333-102769), January 30, 2004 (No. 333-112322), June 2, 2005 (No. 333-125456), June 9, 2006 (No. 333-134906) and June 28, 2010 (No. 333-167831). Pursuant to General Instruction E to Form S-8, this Registration Statement hereby incorporates by reference the contents of those Registration Statements.

EXHIBITS

Exhibit Number

4.1(1)	Restated Certificate of Incorporation of the Registrant.

4.2(2)	Restated Bylaws of the Registrant, as amended.

4.3(3)	Certificate of Designation of Series A Junior Participating Preferred Stock.

4.4(1)	Specimen common stock certificate.

4.5(3)	Rights Agreement dated as of March 3, 2009, between the Registrant and American Stock Transfer and Trust Company, LLC.

4.6(3)	Form of Right Certificate.

5.1	Opinion of Cooley LLP.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2	Consent of Cooley LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1	2006 Equity Incentive Plan, as amended.

99.2	1999 Employee Stock Purchase Plan, as amended.

99.3(1)	Form of Stock Option Grant Notice under 2006 Equity Incentive Plan.

99.4(1)	Form of Option Agreement under 2006 Equity Incentive Plan.

99.5(1)	Form of Exercise Notice under 2006 Equity Incentive Plan.

99.6(4)	Form of Restricted Stock Unit Award Grant Notice under 2006 Equity Incentive Plan.

99.7(4)	Form of Restricted Stock Unit Award Agreement under 2006 Equity Incentive Plan.

99.8(5)	Form of Restricted Stock Bonus Grant Notice under 2006 Equity Incentive Plan.

99.9(5)	Form of Restricted Stock Bonus Agreement under 2006 Equity Incentive Plan.

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on June 6, 2006, and incorporated herein by reference.
(2)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on January 15, 2010, and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on March 4, 2009, and incorporated herein by reference.
(4)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-8 (No. 333-152230) filed with the SEC on July 10, 2008, and incorporated herein by reference.
(5)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on January 24, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on June 21, 2013.

SEQUENOM, INC.

By:	/s/ Harry F. Hixson, Jr.
Harry F. Hixson, Jr.
Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Harry F. Hixson, Jr. and Paul V. Maier and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harry F. Hixson, Jr. HARRY F. HIXSON, JR.	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 21, 2013

/s/ Paul V. Maier PAUL V. MAIER	Chief Financial Officer (Principal Financial Officer)	June 21, 2013

/s/ Carolyn Beaver CAROLYN BEAVER	Vice President and Chief Accounting Officer (Principal Accounting Officer)	June 21, 2013

/s/ Ernst-Günter Afting ERNST-GÜNTER AFTING	Director	June 21, 2013

/s/ Kenneth F. Buechler KENNETH F. BUECHLER	Director	June 21, 2013

/s/ John A. Fazio JOHN A. FAZIO	Director	June 21, 2013

/s/ Myla Lai-Goldman MYLA LAI-GOLDMAN	Director	June 21, 2013

/s/ Richard A. Lerner RICHARD A. LERNER	Director	June 21, 2013

/s/ Ronald M. Lindsay RONALD M. LINDSAY	Executive Vice President of Strategic Planning and Director	June 21, 2013

/s/ David Pendarvis DAVID PENDARVIS	Director	June 21, 2013

/s/ Charles P. Slacik CHARLES P. SLACIK	Director	June 21, 2013

EXHIBIT INDEX

Exhibit Number

4.1(1)	Restated Certificate of Incorporation of the Registrant.

4.2(2)	Restated Bylaws of the Registrant, as amended.

4.3(3)	Certificate of Designation of Series A Junior Participating Preferred Stock.

4.4(1)	Specimen common stock certificate.

4.5(3)	Rights Agreement dated as of March 3, 2009, between the Registrant and American Stock Transfer and Trust Company, LLC.

4.6(3)	Form of Right Certificate.

5.1	Opinion of Cooley LLP.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2	Consent of Cooley LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1	2006 Equity Incentive Plan, as amended.

99.2	1999 Employee Stock Purchase Plan, as amended.

99.3(1)	Form of Stock Option Grant Notice under 2006 Equity Incentive Plan.

99.4(1)	Form of Option Agreement under 2006 Equity Incentive Plan.

99.5(1)	Form of Exercise Notice under 2006 Equity Incentive Plan.

99.6(4)	Form of Restricted Stock Unit Award Grant Notice under 2006 Equity Incentive Plan.

99.7(4)	Form of Restricted Stock Unit Award Agreement under 2006 Equity Incentive Plan.

99.8(5)	Form of Restricted Stock Bonus Grant Notice under 2006 Equity Incentive Plan.

99.9(5)	Form of Restricted Stock Bonus Agreement under 2006 Equity Incentive Plan.

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on June 6, 2006, and incorporated herein by reference.
(2)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on January 15, 2010, and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on March 4, 2009, and incorporated herein by reference.
(4)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-8 (No. 333-152230) filed with the SEC on July 10, 2008, and incorporated herein by reference.
(5)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (No. 000-29101) filed with the SEC on January 24, 2007, and incorporated herein by reference.

4